UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 4, 2018

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 536-3102

N/A
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 2.03 below which is incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On September 4, 2018, Cosmos Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) which it simultaneously closed (the “Financing”) with two institutional investors (the “Buyers”). The Company issued for a purchase price of $2,000,000, $2,233,333 in aggregate principal amount of Senior Convertible Notes (the “Notes”) to the Buyers, convertible into 372,222 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) at $6.00 per share, and warrants to purchase an aggregate of 357,334 shares of Common Stock (the “Warrants”). The Buyers were the same two funds which purchased $3,000,000 of convertible notes in November 2017 (the “November Notes”)

The Notes provide that the Company will repay the principal amount of Notes in equal monthly installments beginning on November 1, 2018 and repeating on the first business day of each calendar month thereafter until May 1, 2019 (each an “Installment Date”). No interest will accrue under the Notes unless and until an Event of Default has occurred and is not cured, and will then accrue at 18% per annum.

The Notes are convertible at any time by the Holder into shares of Common Stock at the rate of $6.00 per share, subject to full ratchet anti-dilution adjustment (the “Conversion Price”). Upon an Event of Default (regardless of whether such event has been cured), the Buyers may convert at an alternative conversion price equal to the lower of the then applicable Conversion Price or seventy-five (75%) percent of the then Volume-Weighted Average Price (as defined, the “VWAP”).

The Notes are pari passu in right of payment to the November Notes and senior in right of payment to all other existing and future indebtedness of the Company except Permitted Indebtedness (as defined in the Note), including $12 million of senior secured indebtedness of the Company and its subsidiaries under an existing senior loan agreement, plus defined amounts of purchase money indebtedness in connection with bona fide acquisitions.

The Notes include customary Events of Default and provide that the Buyers may require the Company to redeem (regardless of whether the Event of Default has been cured) all or a portion of the Notes at a redemption premium of one hundred twenty-five (125%) percent, multiplied by the greater of the conversion rate and the then current market price. The Buyers may also require redemption of the Notes upon a Change of Control (as defined) at a premium of one hundred twenty-five (125%) percent. The Company has the right to redeem the Notes at any time, in whole or in part, in cash at a price equal to 120% of the then outstanding conversion amount.

2

The Warrants are exercisable into a number of shares of Common Stock equal to eighty (80%) percent of the number of shares of Common Stock the Buyers would receive if the Notes were fully converted (at an assumed price of $5.00 per share) upon the date of issuance of the Notes. The Warrants are exercisable at $6.00 per share for a five-year term commencing March 1, 2019 subject to full ratchet anti-dilution protection. The Warrants will be exercisable on a cashless basis if a registration statement is not effective covering the resale of the underlying Warrant Shares.

Conversion of the Notes and exercise of the Warrants are each subject to a blocker provision which prevents any holder from converting or exercising, as applicable, the Notes or the Warrants, into shares of Common Stock if its beneficial ownership of the Common Stock would exceed 9.99% of the Company’s issued and outstanding Common Stock (a “Blocker”).

The Company is required to file, within sixty (60) days of the closing of the Financing, a registration statement covering one hundred fifty (150%) percent of the maximum number of shares, underlying the Notes and Warrants pursuant to a registration rights agreement with the Buyers (the “Registration Rights Agreement”).

As a condition to the closing of the Financing, each Buyer executed a leak-out agreement which replaced the leak-out agreements entered into in November 2017 (each, a “Leak-Out Agreement”) restricting such Buyer’s sale of shares of Common Stock underlying the Notes and Warrants on any trading day to not more than such Buyer’s pro rata allocation of the greater of (x) sales with net proceeds of an aggregate of $20,000 or (y) twenty-five (25%) percent of the daily average trading volume of the Company’s Common Stock. If after the closing of the Financing the VWAP of the Company’s Common Stock for three (3) trading days is less than $1.50 per share, the Company may further restrict the Buyers from selling at less than $1.50 per share; provided that the portion of the Notes subject to redemption on each Installment Date shall thereafter double.

The foregoing descriptions of the Securities Purchase Agreement, the Notes, the Warrants, the Registration Rights Agreement and the Leak-Out Agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of the Securities Purchase Agreement, the Notes, the Warrants, the Registration Rights Agreement and the Leak-Out Agreements attached as Exhibits 4.1 to 4.8 attached hereto, which are incorporated herein by reference.

Roth Capital Partners, LLC (“Roth”), as the Company’s exclusive placement agent, received a cash commission for this transaction equal to seven (7%) percent of the total gross proceeds of the offering and the issuance of five-year warrants to purchase seven (7%) percent of the shares of Common Stock issued or issuable in this offering (excluding shares of Common Stock issuable upon exercise of any Warrants issued to investors); however, will receive seven (7%) percent of any cash proceeds received from the exercise of any Warrants sold in the offering with an expiration equal to or less than twenty-four (24) months.

3

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The information described above in Item 2.03 “Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant” is incorporated by reference herein.

On September 4, 2018, the Company completed the sale of $2,233,333 principal amount of Senior Convertible Notes (the “Notes”) for a purchase price of $2,000,000. The Notes were sold to two institutional investors who had previously purchased $3,000,000 of senior convertible notes in November 2017. The Notes are convertible at any time, subject to a Blocker, into 372,222 shares at $6.00 per share. Common Stock Purchase Warrants to purchase an aggregate of 357,334 shares at $7.50 per share were issued to the noteholders.

Roth Capital Partners, LLC, as the Company’s exclusive placement agent, received cash commissions of $140,000 equal to seven (7%) percent of the total gross proceeds of $2,000,000. Roth received warrants exercisable at $6.00 per share to purchase 26,056 shares of Common Stock equal to seven (7%) percent of the shares issuable upon conversion of the Notes. The Warrants are exercisable for five (5) years commencing on March 4, 2019. The description of these Warrants does not purport to be complete and is qualified in its entirety by the terms and conditions of the Common Stock Purchase Warrant attached hereto as Exhibit 4.9, which is incorporated herein by reference.

Exemption from registration under the Securities Act of 1933, as amended, (the “Act”) is claimed under Section 4(a)(2) of the Act and Registration D promulgated thereunder, based on the representations and warranties as set forth in the Securities Purchase Agreement dated September 4, 2018, a copy of which is filed as Exhibit 4.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.

4.1	Securities Purchase Agreement dated September 4, 2018 by and among Cosmos Holdings Inc. and the Buyers listed.
4.2	Registration Rights Agreement.
4.3	Senior Convertible Note dated September 4, 2018 issued to Hudson Bay Master Fund Ltd.
4.4	Senior Convertible Note dated September 4, 2018 issued to Alto Opportunity Master Fund SPC - Segregated Master Portfolio B.
4.5	Common Stock Purchase Warrant dated September 4, 2018 issued to Hudson Bay Master Fund Ltd.
4.6	Common Stock Purchase Warrant dated September 4, 2018 issued to Alto Opportunity Master Fund SPC - Segregated Master Portfolio B.
4.7	Leak-Out Agreement dated September 4, 2018 between Cosmos Holdings, Inc. and Hudson Bay Master Fund Ltd.
4.8	Leak-Out Agreement dated September 4, 2018 between Cosmos Holdings, Inc. and Alto Opportunity Master Fund SPC - Segregated Master Portfolio B.
4.9	Common Stock Purchase Warrant issued to Roth Capital Partners, LLC.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: September 4, 2018	By:	/s/ Grigorios Siokas
Grigorios Siokas Chief Executive Officer

5

EXHIBIT INDEX

Exhibit No.	Description

4.1	Securities Purchase Agreement dated September 4, 2018 by and among Cosmos Holdings Inc. and the Buyers listed.
4.2	Registration Rights Agreement.
4.3	Senior Convertible Note dated September 4, 2018 issued to Hudson Bay Master Fund Ltd.
4.4	Senior Convertible Note dated September 4, 2018 issued to Alto Opportunity Master Fund SPC - Segregated Master Portfolio B.
4.5	Common Stock Purchase Warrant dated September 4, 2018 issued to Hudson Bay Master Fund Ltd.
4.6	Common Stock Purchase Warrant dated September 4, 2018 issued to Alto Opportunity Master Fund SPC - Segregated Master Portfolio B.
4.7	Leak-Out Agreement dated September 4, 2018 between Cosmos Holdings, Inc. and Hudson Bay Master Fund Ltd.
4.8	Leak-Out Agreement dated September 4, 2018 between Cosmos Holdings, Inc. and Alto Opportunity Master Fund SPC - Segregated Master Portfolio B.
4.9	Common Stock Purchase Warrant issued to Roth Capital Partners, LLC.

6